Exhibit 99.1

Project Fission – Press Release

Canopy Growth Announces Divestiture of Canadian Retail Operations

Decision supports the Company’s strategic objectives including streamlining Canadian operations, achieving profitability, and advancing a premium brand-driven portfolio for consumers

Smiths Falls, ON (September 27, 2022) - Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (NASDAQ: CGC) announced today that the Company has entered into agreements to divest its retail business across Canada which includes the stores operating under the Tweed and Tokyo Smoke retail banners. The announcement reinforces the Company’s focus on advancing its path to profitability as a premium brand-focused cannabis and consumer packaged goods (CPG) company.

The Company has reached an agreement (the “OEGRC Transaction”) with OEG Retail Cannabis (“OEGRC”), an existing Canopy Growth licensee partner that currently owns and operates the Company’s franchised Tokyo Smoke stores in Ontario. As part of this agreement, OEGRC has agreed to acquire all of Canopy Growth’s corporate stores outside of Alberta as well as all Tokyo Smoke-related intellectual property. The Company has also reached an agreement (the “FOUR20 Transaction”) with 420 Investments Ltd. (“FOUR20”) pursuant to which FOUR20 has agreed to acquire the ownership of five retail locations in Alberta. Closing of the OEGRC Transaction and the FOUR20 Transaction is subject to regulatory approvals and other customary closing conditions.

“We are taking the next critical step in advancing Canopy as a leading premium brand-focused CPG cannabis company while furthering the Company’s strategy of investing in product innovation and distribution to drive revenue growth in the Canadian recreational market,’’ said David Klein, CEO, Canopy Growth. “By realizing these agreements with organizations that possess proven cannabis retail expertise, we are providing continuity for consumers and team members. Through the best-in-class retail leadership that OEGRC and FOUR20 have demonstrated, they will continue to serve Canadian consumers with the high-quality in-store experiences that are essential for success in a new industry.’’

Operational savings realized through these transactions are expected to result in Canopy’s projected selling, general, and administrative cost savings being closer to the high end of the annualized target range expected as part of the cost reduction actions announced on April 26, 2022.

Overview of the OEGRC Transaction:

•	Upon completion of the OEGRC Transaction, OEGRC will acquire ownership of 23 Tokyo Smoke and Tweed store locations across Manitoba, Saskatchewan, and Newfoundland and Labrador.

•	As part of the OEGRC Transaction, the Tokyo Smoke brand will be transferred to OEGRC and any purchased stores currently branded as Tweed will be rebranded.

•	The master franchise agreement between the Company and OEGRC pursuant to which OEGRC licenses the Tokyo Smoke brand in Ontario will be terminated on the closing of the OEGRC Transaction.

Overview of the FOUR20 Transaction:

•

FOUR20, a licensed cannabis retailer, will purchase five of the Company’s corporate stores in Alberta. Following the close of the FOUR20 Transaction, these stores will be rebranded under FOUR20’s retail banner.

All in-store team members working in the locations being acquired will see their employment continue with OEGRC and FOUR20 pending completion of these transactions.

In addition to the foregoing divestitures, the master license agreement between Canopy Growth and Alimentation Couche-Tard Inc. with respect to the use of the Tweed brand for brick-and-mortar retail stores operating in Ontario has also been terminated.

Canopy Growth will continue to own and operate the Tweed brand, including a vast portfolio of mainstream flower, pre-rolled, and ready-to-enjoy options, as the Company looks towards providing Canadians with new ways to engage with one of the industry’s highest impact brands.

Media Contact:

Jennifer White

Sr. Manager, Communications

Jennifer.white@canopygrowth.com

Investor Contacts:

Tyler Burns

Director, Investor Relations

Tyler.Burns@canopygrowth.com

About Canopy Growth Corporation

Canopy Growth (TSX:WEED, NASDAQ:CGC) is a world-leading diversified cannabis and cannabinoid-based consumer product company, driven by a passion to improve lives, end prohibition, and strengthen communities by unleashing the full potential of cannabis. Leveraging consumer insights and innovation, we offer product varieties in high-quality dried flower, oil, softgel capsule, infused beverage, edible, and topical formats, as well as vaporizer devices by Canopy Growth and industry-leader Storz & Bickel. Our global medical brand, Spectrum Therapeutics, sells a range of full-spectrum products using its colour-coded classification system and is a market leader in both Canada and Germany. Canopy Growth has entered into the health and wellness consumer space in key markets including Canada, the United States, and Europe through BioSteel sports nutrition, and This Works skin and sleep solutions; and has introduced additional hemp-derived CBD products to the United States through our First & Free and Martha Stewart CBD brands. Canopy Growth has an established partnership with Fortune 500 alcohol leader Constellation Brands. For more information, visit www.canopygrowth.com.

Notice Regarding Forward-Looking Information

This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect to the closing of the OEGRC Transaction; the closing of the FOUR20 Transaction; the anticipated benefits and cost savings resulting from the OEGRC Transaction and the FOUR20 Transaction; and expectations for other economic, business, and/or competitive factors.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including inherent uncertainty associated with projections; the diversion of management time on issues related to the OEGRC Transaction and the FOUR20 Transaction; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com and with the United States Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including the Company’s annual report on Form 10-K for the year ended March 31, 2022.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.